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                                                                   EXHIBIT 10.45


                                SECOND AMENDMENT

SECOND AMENDMENT dated as of March 31, 1999 (this ("Amendment"), to the Revolving Credit Agreement, dated as of October 19, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CINEMASTAR LUXURY THEATERS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), and UNION BANK OF CALIFORNIA, N.A., as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders agree to amend certain provisions of the Credit Agreement, and, upon this Amendment becoming effective, the Agent and Lenders have agreed to such amendments upon the terms and subject to the conditions set forth herein:

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. All terms defined in the Credit Agreement shall have such defined meanings when used herein unless otherwise defined herein.

2. Amendment to Section 1.1. Subsection 1.1. of the Credit Agreement is hereby amended as follows:

        (a) by deleting the definition of "Consolidated EBITDA" in its entirety and substituting in lieu thereof the following:

"Consolidated EBITDA": for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), and (f) any other non-cash charges, including without limitation, deferred rent accrual, plus Annualized New Theater Cash Flow for such period, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis; provided, however, that (i) the contribution to Consolidated EBITDA for any period from the operations of the Borrower and its Subsidiaries outside of the United States shall not exceed 10%, (ii) for purposes of determining Consolidated EBITDA for the fiscal quarters ending September 30, 1998, December 31, 1998 and March 31, 1999 there shall be added to actual Consolidated EBITDA for such period $5,838,174, $2,392,338 and $240,209, respectively, and (iii) for purposes of determining Consolidated EBITDA for any period, the results of operations of any theater which shall not have been in operation throughout such period shall be disregarded (except to the extent provided for in the definition of Annualized New Theater Cash Flow).


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(a) by inserting therein the following definition in appropriate alphabetical order:

"Annualized New Theater Cash Flow": for any period, the aggregate of the amounts, calculated for each theater owned by the Borrower and its Subsidiaries that shall not have been in operation throughout such period but which shall have been in operation for at least three complete calendar months included in such period, equal to the quotient obtained by dividing (a) the aggregate EBITDA attributable to such theater (calculated in a manner consistent with the definition of Consolidated EBITDA) for all complete calendar months during such period during which such theater shall have been in operation by (b) the sum of the Annualization Factors set forth opposite each such calendar month below.


                                                Annualization
                  Month                            Factor
        January, February, March                   0.0747
        April, May, June                           0.0777
        July, August, September                    0.0977
        October, November, December                0.0833

3. Amendment to Section 7.1. Subsection 7.1 of the Credit Agreement is hereby amended as follows:

(a) by deleting subsection 7.1(a) in its entirety and substituting in lieu thereof the following:

   (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio on any day during any period set forth below to exceed the ratio set forth below opposite such period:

                                                    Consolidated
          Period                                   Leverage Ratio
          -----                                    --------------
March 31, 1999 - March 30, 2000                    4.00 to 1.00
March 31, 2000 - March 30, 2002                    3.50 to 1.00
March 31, 2002 - thereafter                        3.00 to 1.00

(b) by deleting in subsection 7.1(d) the amounts set forth opposite the fiscal quarters ending March 31, 1999, June 30, 1999, September 30, 1999 and December 31, 1999 and substituting in lieu of each such amount "$900,000".

4. Effectiveness. This amendment shall be effective as of March 31, 1999 on the condition that (a) the Borrower shall have delivered to the Administrative Agent duly executed copies of this Amendment, which shall have been duly acknowledged and consented to by each Subsidiary Guarantor and (b) the Agent shall have received duly executed copies of this Amendment from the Required Lenders.

5. Representations and Warranties. The Borrower hereby represents and warrants that the representations and warranties contained in the Credit Agreement (except those which expressly speak as of a certain date) will be, after giving effect to this Amendment, true and correct in all material respects, as if made on and as of the date hereof.

6. Limited Amendment. Except as expressly amended hereby, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect in accordance


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with the provisions thereof. This Amendment shall not be deemed to be an amendment of any other term or condition of the Credit Agreement or the other Loan Documents or to prejudice any other right or rights which the Borrower, the Subsidiaries, the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

7. Fees, Costs and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for any fees that may be payable in connection with this Amendment and all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of its counsel.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                     CINEMASTAR LUXURY THEATERS, INC.

                                     By:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                                     UNION BANK OF CALIFORNIA, N.A. as
                                     Administrative Agent and a Lender

                                     By:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

The undersigned does hereby acknowledge
and consent to the terms and conditions
of the foregoing Amendment.

CINEMASTAR LUXURY CINEMAS, INC.

By:
       ----------------------------
Title:
       ----------------------------



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